EXHIBIT A

            VERMONT YANKEE NUCLEAR POWER CORPORATION
           STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1995

Operating revenues                                        $180,437,438

Operating expenses
  Nuclear fuel expense                                      19,770,962
  Other operation expense                                   75,586,856
  Maintenance expense                                       30,373,376
  Depreciation and amortization expense                     14,445,396
  Decommissioning expense                                   12,669,880
  Taxes on income                                            2,359,616
  Property and other taxes                                  10,225,473
                                                        ---------------
    Total operating expenses                               165,431,559
                                                        ---------------
    Operating income                                        15,005,879
                                                        ---------------
Other income and deductions
  Net earnings on decommissioning trust                      8,226,010
  Decommissioning expense                                   (8,226,010)
  Other income                                               4,296,621
  Allowance for equity funds used during construction            1,495
  Other, net                                                  (151,248)
  Taxes on other income                                     (1,728,837)
                                                        ---------------
    Total other income and deductions                        2,418,031
                                                        ---------------
    Income before interest expense                          17,423,910
                                                        ---------------
Interest expense
  First mortgage bonds long-term debt                        5,189,372
  Other long-term debt                                         249,193
  Interest on spent fuel disposal fee obligation             4,958,107
  Other interest expense                                       243,595
  Allowance for borrowed funds used during construction         (5,961)
                                                        ---------------
    Total interest expense                                  10,634,306
                                                        ---------------
Net income                                                   6,789,604
Retained earnings at beginning of period                     1,375,557
Dividends declared-common stock $100 par value               7,319,771
                                                        ---------------
Retained earnings at end of period                            $845,390
                                                        ===============

Net income                                                   6,789,604
Weighted average number of common shares outstanding           392,481
Earnings per share of common stock                               17.30
Dividends per share of common stock                              18.65


            VERMONT YANKEE NUCLEAR POWER CORPORATION
                     BALANCE SHEET
                   DECEMBER 31, 1995

ASSETS

UTILITY PLANT

Electric plant, at cost                                   $376,761,685
 Less accumulated depreciation                             225,257,156
                                                        ---------------
                                                           151,504,529
Construction work in progress                                  868,680
                                                        ---------------
    Net electric plant                                     152,373,209
                                                        ---------------
Nuclear fuel at cost:
  Assemblies in reactor                                     65,116,172
  Spent fuel                                               311,639,733
                                                        ---------------
                                                           376,755,905
Less accumulated depreciation of nuclear fuel              356,712,957
                                                        ---------------
  Net nuclear fuel                                          20,042,948
                                                        ---------------
  Net utility plant                                        172,416,157
                                                        ---------------

CURRENT ASSETS
  Cash and cash equivalents                                 14,001,735
  Accounts receivable from sponsors                         14,823,994
  Other accounts receivable                                  1,553,672
  Materials and supplies, net of amortizaton                16,767,765
  Prepaid expenses                                           5,119,535
                                                        ---------------
    Total current and accrued assets                        52,266,701
                                                        ---------------
DEFERRED CHARGES
  Deferred decommissioning costs                            39,422,539
  Accumulated deferred income taxes                         22,658,997
  Deferred DOE enrichment site decontamination
    and decommissioning fee                                 13,331,712
  Deferred low-level radioactive waste facility cost        26,538,634
  Net unamortized loss on reacquired debt                    2,515,664
  Other deferred charges                                     1,667,603
                                                        ---------------
    Total deferred charges                                 106,135,149
                                                        ---------------
INVESTMENTS AND LONG-TERM FUNDS
  Decommissioning fund                                     134,594,964
  Spent fuel disposal fee defeasance trust                  65,879,900
                                                        ---------------
    Total investments and long-term funds                  200,474,864
                                                        ---------------
                                                          $531,292,871
                                                        ===============


            VERMONT YANKEE NUCLEAR POWER CORPORATION
                     BALANCE SHEET
                   DECEMBER 31, 1995

CAPITALIZATION AND LIABILITIES

CAPITALIZATION
  COMMON STOCK, $100 par value per share
   Authorized 400,100 shares, issued 400,014
   shares of which 7,533 are held in Treasury               40,001,400
  Additional paid-in capital                                14,226,318
  Treasury stock (7,533 shares at cost)                     (1,129,950)
  Retained earnings                                            845,390
                                                        ---------------
    Total common stock equity                               53,943,158
                                                        ---------------
LONG-TERM DEBT
  First mortgage bonds Series I 6.480%, 2009                75,845,000

                                                        ---------------
      Total capitalization                                 129,788,158
                                                        ---------------

Spent fuel disposal fee and accrued interest                89,013,507

CURRENT AND ACCRUED LIABILITIES
  Accrued accounts payable                                  11,904,258
  Accrued low-level radioactive waste expenses               4,170,939
  Other accrued liabilities                                  4,088,383
  Trade accounts apyable                                     1,892,243
  Accrued interest                                           1,332,770
  Accrued taxes                                              1,669,507
  Dividends declared, Common Stock $100 par value                    0
                                                        ---------------
    Total current and accrued liabilities                   25,058,100
                                                        ---------------

DEFERRED CREDITS AND RESERVES
  Accrued decommissioning costs                            179,515,775
  Accumulated deferred income taxes                         52,534,646
  Net regulatory tax liability                               7,998,295
  Accumulated deferred investment tax credit                 6,046,946
  Accrued DOE enrichment site decontamination
    and decommissioning fee                                 11,367,319
  Low-level radioactive waste facility obligation           24,044,492
  Accrued employee benefits                                  5,925,633
                                                        ---------------
    Total deferred credits and reserves                    287,433,106
                                                        ---------------

                                                          $531,292,871
                                                        ===============

              VERMONT ELECTRIC POWER COMPANY, INC.
           STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1995

Operating revenues
  Transmission service                                     $16,169,644
  Rent of transmission facilities to others                    227,771
  Sales to other utilities                                  32,723,847
                                                        ---------------
    Total operating revenues                                49,121,262
                                                        ---------------

Operating expenses
  Purchased power                                           32,723,847
  Transmission expenses
   Operation                                                 1,353,022
   Maintenance                                               1,606,223
   Charges for transmission facilities of others               107,014
                                                        ---------------
     Total transmission expenses                             3,066,259

Administrative and general expenses                          4,623,842
Depreciation and amortization                                3,778,190
Taxes other than income taxes                                2,145,751
Income taxes                                                    16,563
                                                        ---------------
    Total operating expenses                                46,354,452
                                                        ---------------
    Operating income                                         2,766,810

Other income
  Interest                                                     214,755
  Amortization of investment tax credits                        84,983
  Gains from disposition of utility plant                            0
  Gains from disposition of property                                 0
  Equity in subsidiary earnings                                731,781
                                                        ---------------
    Total other income                                       1,031,519
                                                        ---------------
    Operating and other income                               3,798,329
                                                        ---------------

Interest and other deductions
  Interest on bonds                                          2,345,975
  Interest on chattel notes                                     47,792
  Other interest expense                                        76,223
  Allowance for borrowed funds used during
     construction - credit                                     (29,020)
  Amortization of debt expense                                  60,244
  Amortization of loss on reacquired debt                            0
  Other income deductions                                          351
                                                        ---------------
    Total interest and other deductions                      2,501,565

Net income - common                                            564,983
Net income - preferred                                         731,781
                                                        ---------------
    Net income                                               1,296,764
Retained earnings at beginning of period-common                126,561
Retained earnings at beginning of period-preferred              47,021
                                                        ---------------
    Subtotal                                                 1,470,346
Deduct dividends declared-common                               540,000
Deduct dividends declared-preferred                            700,000
                                                        ---------------
Retained earnings at end of period-common                      151,544
Retained earnings at end of period-preferred                    78,802
                                                        ---------------
Total retained earnings at end of period                      $230,346
                                                        ===============


              VERMONT ELECTRIC POWER COMPANY, INC.
                        BALANCE SHEET
                      DECEMBER 31, 1995

ASSETS
Utility plant, at original cost                            $92,223,827
Less accumulated depreciation and amortization              47,424,719
                                                        ---------------
Net utility plant                                           44,799,108

Investment in subsidiary at equity                           4,278,802

Current assets
  Cash                                                         219,318
  Bond sinking fund deposits                                   707,833
  Bond interest deposits                                       446,428
  Accounts receivable                                       17,718,752
  Notes receivable from subsidiary
  Materials and supplies, at average cost                    1,461,579
  Cash surrender value of life insurance                       820,345
  Other                                                        220,025
    Total current assets                                ---------------
                                                            21,594,280

Other assets:
  Long-term receivable                                         167,593
  Alternative minimum tax credits                              526,463
  Unamortized debt expense                                     236,496
  Miscellaneous                                                 65,595
                                                        ---------------
    Total other assets                                         996,147

                                                        ---------------
                                                           $71,668,337
                                                        ===============

              VERMONT ELECTRIC POWER COMPANY, INC.
                        BALANCE SHEET
                      DECEMBER 31, 1995

CAPITALIZATION AND LIABILITIES

Capitalization
  Stockholders' investment
   Common stock, $100 par value per share:
    Class B                                                 $6,000,000
    Retained earnings                                          151,544
                                                        ---------------
     Total common stock investment                           6,151,544
                                                        ---------------
   Preferred stock, $100 par value per share
    Class C                                                 10,000,000
    Return of capital                                       (5,800,000)
    Retained earnings                                           78,802
                                                        ---------------
     Total preferred stock investment                        4,278,802
                                                        ---------------
   Total stockholders' investment                           10,430,346
                                                        ---------------

  First mortgage bonds:
    Series I, 8.75% due 2000                                 4,237,000
    Series J, 5.71% due 2003                                23,164,000
    Series K, 7.45% due 2004                                 7,157,000
                                                        ---------------
                                                            34,558,000
  Less bonds to be retired within one year                   3,605,000
                                                        ---------------
                                                            30,953,000
                                                        ---------------

  Other secured debt:
    BancBoston Chattel notes                                   594,235
    Less notes to be retired within one year                   272,150
                                                        ---------------
                                                               322,085
                                                        ---------------

                                                        ---------------
     Total capitalization                                   41,705,431
                                                        ---------------

Current liabilities
  Current maturities of long-term obligations                3,877,150
  Capital lease obligations                                          0
  Notes payable to bank                                      1,500,000
  Accounts payable                                          16,166,030
  Accrued interest on bonds                                    446,428
  Accrued taxes                                                 21,453
  Other                                                         33,833
                                                        ---------------
    Total current liabilities                               22,044,894
                                                        ---------------

Regulatory liability                                         2,519,731
Deferred income taxes                                        1,687,490
Unamortized investment tax credits                             792,302
Deferred compensation                                        2,366,249
Pensions and benefits                                          552,240
                                                        ---------------
                                                           $71,668,337
                                                        ===============

            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
            STATEMENT OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1995

Operating revenues
  Phase I support charges                                   $5,955,766
  Rental income                                                  4,710
                                                        ---------------
    Total operating revenues                                 5,960,476

Operating expenses
  Transmission expenses
    Operations                                                  20,789
    Maintenance                                                177,947
                                                        ---------------
     Total transmission expenses                               198,736

  Administrative and general expenses                          182,391
  Depreciation and amortization                              2,434,824
  Taxes other than income taxes                                511,790
  Income taxes                                                 516,513
                                                        ---------------
     Total operating expenses                                3,844,254
                                                        ---------------
     Operating income                                        2,116,222

Other income
  Interest                                                         864
  Amortization of investment tax credits                       119,484
                                                        ---------------
    Total other income                                         120,348
                                                        ---------------
    Total operating and other income                         2,236,570
                                                        ---------------

Interest and other deductions:
  Interest on long-term secured notes                        1,338,940
  Interest on debt to associated companies                      31,766
  Other interest expense                                        98,037
  Amortization of debt expense                                  36,046
                                                        ---------------
    Total interest and other dedutions                       1,504,789

Net income                                                     731,781

Retained earnings at beginning of period                        47,021
                                                        ---------------
                                                               778,802

Deduct dividends declared                                      700,000
                                                        ---------------
Retained earnings at end of period                             $78,802
                                                        ===============


            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1995

ASSETS
Utility plant, at original cost                            $47,770,396
  Less accumulated depreciation and amortization            22,657,514
                                                        ---------------
Net utility plant                                           25,112,882

Current assets
  Cash                                                          97,142
  Accounts receivable-associated companies                       4,307
  Accounts receivable-non associated companies                       0
  Materials and supplies at average costs                      117,867
  Prepaid insurance                                             22,062
  Other                                                            744
                                                        ---------------
    Total current assets                                       242,122

Unamortized debt expense                                       138,946
Alternative minimum tax credits                                580,628
                                                        ---------------
Total assets                                               $26,074,578
                                                        ===============

            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1995

CAPITALIZATION AND LIABILITIES

Capitalization:
  Stockholders' equity:
    Common stock, $100 par value per share                      $1,000
    Miscellaneous paid-in-capital                            4,199,000
    Retained earnings                                           78,802
                                                        ---------------
     Total common stock equity                               4,278,802
                                                        ---------------

Long-term secured notes, 8.48% due 2006                     14,700,000

Less notes to be retired within one year                     2,120,000
                                                        ---------------
                                                            12,580,000
                                                        ---------------
     Total capitalization                                   16,858,802

Current liabilities
  Notes to be retired within one year                        2,120,000
  Notes payable-associated companies                                 0
  Notes payable-bank                                         2,200,000
  Accounts payable - associated companies                       31,677
  Accounts payable - nonassociated companies                    12,487
  Accrued interest on notes                                     50,127
  Accrued taxes                                                 26,019
                                                        ---------------
    Total current liabilities                                4,440,310

Regulatory liability                                           558,100
Deferred income taxes                                        3,003,518
Deferred investment tax credits                              1,213,848
                                                        ---------------
Total capitalization and liabilities                       $26,074,578
                                                        ===============


            GREEN MOUNTAIN POWER CORPORATION
           CONSOLIDATING STATEMENT OF INCOME
          FOR THE YEAR ENDED DECEMBER 31, 1995

                                                             GMPC           VER          Total      Eliminations   Consolidated


Operating Revenues                                        $161,544,285            $0  $161,544,285             $0   $161,544,285
                                                        -------------------------------------------------------------------------
Operating Expenses
  Power Supply                                                                                                                 0
    VY Nuclear Power Corporation                            30,222,077                  30,222,077                    30,222,077
    Company-owned generation                                 3,786,250                   3,786,250                     3,786,250
    Purchases from others                                   53,915,124                  53,915,124                    53,915,124
Other operating                                             18,120,075                  18,120,075                    18,120,075
Transmission                                                 9,874,369                   9,874,369                     9,874,369
Maintenance                                                  4,209,972                   4,209,972                     4,209,972
Depreciation & amortizaton                                  14,115,600                  14,115,600                    14,115,600
Taxes other than income                                      6,427,834                   6,427,834                     6,427,834
Income taxes                                                 5,577,866                   5,577,866                     5,577,866
                                                        -------------------------------------------------------------------------
      Total operating expenses                             146,249,167             0   146,249,167              0    146,249,167
                                                        -------------------------------------------------------------------------
        Operating income                                    15,295,118             0    15,295,118              0     15,295,118
                                                        -------------------------------------------------------------------------
Other Income
  Equity in earnings of affiliates and non-utility opera     3,205,039                   3,205,039        308,183      3,513,222
  Allowance for equity funds used during construction           26,626                      26,626                        26,626
  Other income and deductions, net                             402,569                     402,569       (308,183)        94,386
                                                        -------------------------------------------------------------------------
    Total other income                                       3,634,234             0     3,634,234              0      3,634,234
                                                        -------------------------------------------------------------------------
      Income before interest charges                        18,929,352             0    18,929,352              0     18,929,352
                                                        -------------------------------------------------------------------------
Interest Charges
  Long-term debt                                             6,546,374                   6,546,374                     6,546,374
  Other                                                      1,426,841                   1,426,841                     1,426,841
  Allowance for borrowed funds used during construction       (547,141)                   (547,141)                     (547,141)
                                                        -------------------------------------------------------------------------
    Total interest charges                                   7,426,074             0     7,426,074              0      7,426,074
                                                        -------------------------------------------------------------------------
Net Income                                                  11,503,278             0    11,503,278              0     11,503,278
Dividends on preferred stock                                   771,553                     771,553                       771,553
                                                        -------------------------------------------------------------------------
Net Income Applicable to Common Stock                      $10,731,725            $0   $10,731,725             $0    $10,731,725
                                                        =========================================================================



            GREEN MOUNTAIN POWER CORPORATION
      CONSOLIDATING STATEMENT OF RETAINED EARNINGS
          FOR THE YEAR ENDED DECEMBER 31, 1995

                                                             GMPC           VER          Total      Eliminations   Consolidated

Balance - January 1,1995                                   $25,728,578       ($1,897)  $25,726,681             $0    $25,726,681
Net income                                                  11,503,278             0    11,503,278                    11,503,278
                                                        -------------------------------------------------------------------------
  Total                                                     37,231,856        (1,897)   37,229,959              0     37,229,959

Charges:
  Dividends on Capital Stock
    Preferred - 4.75% Class B,$4.75 per share                   15,853                      15,853                        15,853
        -7% Class C,$7 per share                                35,700                      35,700                        35,700
        -9 3/8% Class D,Series 1,$9.375 per share              116,250                     116,250                       116,250
        -8 5/8% Class D,Series 3,$8.625 per share              603,750                     603,750                       603,750

    Common                                                  10,045,953                  10,045,953                    10,045,953
Other                                                                                            0                             0
                                                        -------------------------------------------------------------------------
    Total                                                   10,817,506             0    10,817,506              0     10,817,506
                                                        -------------------------------------------------------------------------
Balance - December 31, 1995                                $26,414,350       ($1,897)  $26,412,453             $0    $26,412,453
                                                        =========================================================================


            GREEN MOUNTAIN POWER CORPORATION
              CONSOLIDATING BALANCE SHEET
                    DECEMBER 31, 1995

                                                             GMPC           VER          Total      Eliminations   Consolidated


                         ASSETS
ELECTRIC UTILITY

Utility Plant
  Utility plant, at original cost                         $239,290,504          $541  $239,291,045                  $239,291,045
  Less accumulated depreciation                             75,797,072                  75,797,072                    75,797,072
                                                        -------------------------------------------------------------------------
     Net utility plant                                     163,493,432           541   163,493,973              0    163,493,973
  Property under capital lease                               9,778,487                   9,778,487                     9,778,487
  Construction work in progress                              8,727,235                   8,727,235                     8,727,235
                                                        -------------------------------------------------------------------------
          Total utility plant, net                         181,999,154           541   181,999,695              0    181,999,695
                                                        -------------------------------------------------------------------------
Other Investments
  Associated companies, at equity
    Vermont Electric Power Company                           3,088,997                   3,088,997                     3,088,997
    VY Nuclear Power Corporation                             9,630,531                   9,630,531                     9,630,531
    Other                                                   30,328,813                  30,328,813    (22,800,651)     7,528,162
                                                        -------------------------------------------------------------------------
        Total other investments                             43,048,341             0    43,048,341    (22,800,651)    20,247,690
                                                        -------------------------------------------------------------------------
Current Assets
  Cash                                                          84,203                      84,203                        84,203
  Special deposits                                                 210                         210                           210
  Accounts receivable,customers & others,                                                                                      0
    less allowance for doubtful accounts                    18,080,523            57    18,080,580                    18,080,580
  Accrued utility revenues                                   6,522,778                   6,522,778                     6,522,778
  Fuel,materials & and supplies at average cost              3,311,797                   3,311,797                     3,311,797
  Prepayments                                                1,889,554                   1,889,554                     1,889,554
  Other                                                        327,447                     327,447                       327,447
                                                        -------------------------------------------------------------------------
          Total current assets                              30,216,512            57    30,216,569              0     30,216,569
                                                        -------------------------------------------------------------------------

Deferred Charges and Other                                  42,950,774                  42,950,774                    42,950,774

NON UTILITY
 Cash and Cash Equivalents                                      76,305                      76,305                        76,305
 Other Current Assets                                        5,727,154                   5,727,154     (1,672,332)     4,054,822
 Property and Equipment                                     11,477,893                  11,477,893                    11,477,893
 Intangible Assets                                           2,580,128                   2,580,128                     2,580,128
 Other Assets                                               19,036,394                  19,036,394        642,102     19,678,496
                                                        -------------------------------------------------------------------------
                                                            38,897,874             0    38,897,874     (1,030,230)    37,867,644
                                                        -------------------------------------------------------------------------

TOTAL ASSETS                                              $337,112,655          $598  $337,113,253   ($23,830,881)  $313,282,372
                                                        =========================================================================



            GREEN MOUNTAIN POWER CORPORATION
              CONSOLIDATING BALANCE SHEET
                    DECEMBER 31, 1995

                                                             GMPC           VER          Total      Eliminations   Consolidated

             CAPITALIZATION AND LIABILITIES

ELECTRIC UTILITY

Capitalization
  Common Stock Equity
    Common stock                                           $16,167,804          $500    16,168,304                   $16,168,304
    Additional paid-in capital                              64,205,705                  64,205,705                    64,205,705
    Retained earnings                                       26,414,350        (1,897)   26,412,453                    26,412,453
    Reacquired capital stock                                  (378,461)                   (378,461)                     (378,461)
                                                        -------------------------------------------------------------------------
          Total common stock equity                        106,409,398        (1,397)  106,408,001              0    106,408,001
                                                        -------------------------------------------------------------------------
Redeemable cumulative preferred stock                        8,930,000                   8,930,000                     8,930,000

Long-term debt, less current maturities                     91,134,000                  91,134,000                    91,134,000
                                                        -------------------------------------------------------------------------
          Total capitalization                             206,473,398        (1,397)  206,472,001              0    206,472,001
                                                        -------------------------------------------------------------------------
Capital lease obligation                                     9,778,487                   9,778,487                     9,778,487
                                                        -------------------------------------------------------------------------
Current Liabilities
  Current maturities of long-term debt                       7,833,000                   7,833,000                     7,833,000
  Short-term debt                                            8,415,648                   8,415,648                     8,415,648
  Accounts payable, trade                                    5,527,397         1,995     5,529,392                     5,529,392
  Accounts payable to associated companies                   4,305,659                   4,305,659      2,705,042      7,010,701
  Dividends declared                                           193,969                     193,969                       193,969
  Customer deposits                                            815,642                     815,642                       815,642
  Taxes accrued                                                570,936                     570,936                       570,936
  Interest accrued                                           1,846,531                   1,846,531                     1,846,531
  Other                                                        412,051                     412,051                       412,051
                                                        -------------------------------------------------------------------------
          Total current liabilities                         29,920,833         1,995    29,922,828      2,705,042     32,627,870
                                                        -------------------------------------------------------------------------
Deferred Credits
  Accumulated deferred income taxes                         25,292,443                  25,292,443                    25,292,443
  Unamortized investment tax credits                         5,107,293                   5,107,293                     5,107,293
  Other                                                     21,642,327                  21,642,327                    21,642,327
                                                        -------------------------------------------------------------------------
         Total deferred credits                             52,042,063             0    52,042,063              0     52,042,063
                                                        -------------------------------------------------------------------------

NON UTILITY
 Current liabilities                                         4,129,683                   4,129,683     (3,005,653)     1,124,030
 Other liabilities                                          12,804,417                  12,804,417     (1,566,496)    11,237,921
 Stockholders' equity                                       21,963,774                  21,963,774    (21,963,774)             0
                                                        -------------------------------------------------------------------------
                                                            38,897,874             0    38,897,874    (26,535,923)    12,361,951
                                                        -------------------------------------------------------------------------

TOTAL CAPITALIZATION AND LIABILITIES                      $337,112,655          $598  $337,113,253   ($23,830,881)  $313,282,372
                                                        =========================================================================



                                                        CONFIDENTIAL TREATMENT
            GREEN MOUNTAIN PROPANE GAS COMPANY
                    INCOME STATEMENT
          FOR THE YEAR ENDED DECEMBER 31, 1995

REVENUE
  Propane
  Other petroleum products                                      34,673
  Contract work                                                831,307
  Meter service fees                                            22,703
  Rental space and water heating                               236,841
                                                        ---------------
    Total revenue
                                                        ---------------
COST OF SALES
  Propane product
  Contract materials                                           491,759
  Subcontractors - Contract work                                34,044
  Petroleum distillates                                         30,683
  Labor capitalized                                            (59,941)
  Sales discounts and allowances                                29,100
                                                        ---------------
    Total cost of sales
                                                        ---------------
Gross profit                                                 3,841,218
                                                        ---------------
OPERATING EXPENSES
  Salaries and wages
  Employee insurance benefits
  Other employee benefits
  Retirement expenses
  Payroll taxes
  Uniforms
  Bad debt expenses
  Advertising
  Sales promotion
  Bank charges
  Consulting fees
  Donations
  Postage and freight
  Insurance
  Legal and accounting
  Dues and subscriptions
  Office expense
  Recruiting
  Rents
  Repairs and maintenence
  Supplies
  Taxes
  Telephone
  Training
  Travel and car allowance
  Utilities
  Vehicle maintenance
  Vehicle expense - fuel
  Meetings and registration fees
                                                        ---------------
Total operating expenses
                                                        ---------------
Earnings before depreciation and depreciation
                                                        ---------------
Depreciation
Amortization
                                                        ---------------
  Total depreciation and amortization
                                                        ---------------
Earnings before other (income) expense
                                                        ---------------
Other (income) expense
  Interest income
  Interest expense
  Other (income) expense
  Loss (gain) on disposal of asset
                                                        ---------------
    Total other (income) expense
                                                        ---------------
Income before parent charges

Parent company charges
Parent allocation
                                                        ---------------
  Total parent charges/allocation
                                                        ---------------
Income before income taxes

Income taxes
                                                        ---------------
Net income
                                                        ===============


                                                        CONFIDENTIAL TREATMENT
            GREEN MOUNTAIN PROPANE GAS COMPANY
                     BALANCE SHEET
                   DECEMBER 31, 1995

ASSETS

Current Assets
  Cash
  Accounts receivable                                        1,390,852
  Accrued income taxes                                          81,315
  Inventory                                                  1,048,214
  Prepaid expenses                                              71,028
                                                        ---------------
    Total current assets                                     2,591,409
                                                        ---------------

Property and equipment
Accumulated depreciation
                                                        ---------------
  Total Property and equipment
                                                        ---------------
Intangible Assets
  Goodwill
  Customer list  White River Junction
  Customer list  Newport
  Non compete covenant
  Non compete covenant  WRJ
  Loan origination fee
  Organization costs
  Development costs
                                                        ---------------

                                                        ---------------
Accumulated amortization
                                                        ---------------
    Total intangible assets
                                                        ---------------

Other assets
  Computer advances                                             16,561
  Non-compete receivable                                        30,000
  Total financed sales                                         112,235
  Deferred acquisition costs                                    46,833
                                                        ---------------
    Total other assets                                         205,629
                                                        ---------------
Total assets
                                                        ===============


                                                      CONFIDENTIAL TREATMENT
            GREEN MOUNTAIN PROPANE GAS COMPANY
                     BALANCE SHEET
                   DECEMBER 31, 1995

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Cash overdraft                                               $10,112
  Accounts payable
  Due to GMP                                                   634,601
  Pre-sold contracts                                            97,628
  Budgets/meter accounts                                        62,314
  Payroll taxes payable                                          2,358
  Taxes other payable                                           86,518
  Sales tax payable                                             15,399
  Credit line -- State street                                  150,000
  Accrued expenses                                              46,967
                                                        ---------------
    Total current liabilities
                                                        ---------------

Total unearned interest
Note payable  State Street
Deferred income  Non-compete
Deferred taxes                                                 859,690
                                                        ---------------
Total liabilities
                                                        ---------------

Stockholders' equity
  Common stock
  Additional paid in capital
  Retained earnings
  Net income (loss)
                                                        ---------------
   Total stockholders' equity
                                                        ---------------
Total liabilities and stockholders' equity
                                                        ===============

                                                     CONFIDENTIAL TREATMENT
            GREEN MOUNTAIN PROPANE GAS COMPANY
             STATEMENT OF RETAINED EARNINGS
          FOR THE YEAR ENDED DECEMBER 31, 1995

Balance January 1, 1995
Net income
                                                        ---------------
Balance December 31, 1995
                                                        ===============

                        LEASE-ELEC, INC.
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1995

Operating revenues
  Rentals - electric storage heaters                                $0
                                                        ---------------
Operating expenses
  Accounting services                                                0
  General and administrative salaries                                0
  Payroll taxes                                                      0
  Telephone expenses                                                 0
  Maintenance of rental properties                                   0
  Depreciation of rental properties                                  0
  Office supplies expense                                            0
  Property tax expense                                               0
  Late fee - property tax                                            0
  Insurance expense                                                  0
                                                        ---------------
    Total operating expenses                                         0
                                                        ---------------
    Net operating income                                             0
                                                        ---------------

Other income
  Gain on sale of rental property                                    0
  Miscellaneous income - late charges                                0
  Loss on sale of rental property                                    0
  Miscellaneous income - automobile                                  0
                                                        ---------------
    Total other income                                               0
                                                        ---------------
Net income before taxes                                              0

Vermont state income tax expense                                     0
Provision for current income taxes                                   0
Provision for deferred income taxes                                  0
                                                        ---------------
    Total provision for income taxes                                 0
                                                        ---------------
Net income                                                           0
Retained earnings at beginning of period                      (143,245)
                                                        ---------------
Retained earnings at end of period                           ($143,245)
                                                        ===============

                        LEASE-ELEC, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1995

ASSETS
Current assets
  Accounts receivable - GMPC - tax benefits                   $137,371
                                                        ---------------
    Total current assets                                       137,371
                                                        ---------------

Total assets                                                  $137,371
                                                        ===============


                        LEASE-ELEC, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1995

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

Accumulated deferred income taxes                              $30,116
                                                        ---------------
    Total liabilities                                           30,116
                                                        ---------------

Stockholders' equity
  Common stock                                                 250,500
  Retained earnings                                           (143,245)
                                                        ---------------
    Total stockholders' equity                                 107,255
                                                        ---------------
Total liabilities and stockholders' equity                    $137,371
                                                        ===============

                  GMP REAL ESTATE CORPORATION
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1995

Revenues
  Revenue - lease                                             $431,901
  Revenue - Interest                                             1,308
                                                        ---------------
    Total revenues                                             433,209
                                                        ---------------

Expenses
  Interest expense                                             167,337
  Income taxes - federal                                        73,934
  Income taxes - state                                          19,553
  Property tax expense                                           1,491
  Depreciation                                                  23,774
  Salaries and wages                                               582
  General administrative expense                                    20
  Miscellaneous expenses                                            28
                                                        ---------------
    Total expenses                                             286,719
                                                        ---------------
Net income                                                     146,490
Retained earnings at beginning of period                      (167,079)
                                                        ---------------
Retained earnings at end of period                            ($20,589)
                                                        ===============

                  GMP REAL ESTATE CORPORATION
                         BALANCE SHEET
                       DECEMBER 31, 1995

ASSETS
  Cash                                                          $8,692
  Rent receivable                                              379,742
  Land - headquarters                                          117,896
  Land - Wilmington                                             32,179
  Land - Bellows Falls                                          46,290
  Land - 35 Green Mountain Drive                               101,412
  Building - 35 Green Mountain Drive                           752,657
  Building - Biron estate Montpelier                            38,994
  Land - Biron estate Montpelier                               138,451
  Organization costs                                               403
  Income tax benefits receivable                                57,403
                                                        ---------------
    Total assets                                            $1,674,119
                                                        ===============


                  GMP REAL ESTATE CORPORATION
                         BALANCE SHEET
                       DECEMBER 31, 1995

LIABILITIES AND SHAREHOLDERS' EQUITY
  Accounts payable                                             $84,565
  Accrued interest payable                                      43,147
  Deferred income taxes                                         10,550
  Notes payable #2                                           1,375,446
  Notes payable #4                                             180,500
  Common stock (5 shares, no par)                                  500
  Retained earnings                                            (20,589)
                                                        ---------------
    Total liabilities and shareholders' equity              $1,674,119
                                                        ===============

                    MOUNTAIN ENERGY, INC.
                      INCOME STATEMENT
              FOR THE YEAR ENDED DECEMBER 31, 1995

Revenues
  Undistributed income in subsidiaries                      $1,777,099
  Other income                                                  92,321
  Interest income due from GMP                                 (59,812)
  Interest income Notes                                        956,952
  Interest income Bank                                          19,712
                                                        ---------------
    Total revenues                                           2,786,272
                                                        ---------------

Labor expenses
  Employee compensation                                        257,631
  Payroll taxes                                                 13,199
  Contract labor                                                51,618
  Professional fees - due from GMP                             (15,628)
                                                        ---------------
    Total labor expenses                                       306,820
                                                        ---------------

Benefits expenses
  Group medical claims                                          21,126
  Group medical admin                                            1,248
  Group medical reserves                                         3,500
  Group life insurance                                             671
  Group disability insurance expense                             1,267
  Workers' comp insurance expense                                  807
  Postretirement health care expense                             7,800
  Pension expense                                                5,728
  401(k) expense                                                 6,732
                                                        ---------------
    Total benefits expenses                                     48,879
                                                        ---------------

Other operating expenses
  Telephone                                                      2,305
  Repairs and maintenance                                           60
  Office supplies                                                2,836
  Furniture and office equipment expense                           989
  Postage and freight                                            1,020
  Legal and professional fees                                   11,264
  Contract and Proj expense                                      3,699
  Membership dues and licenses                                     410
  Subscription & library fees                                    4,608
  Corporate franchise fees                                         200
  Travel and lodging                                             3,494
  Meals                                                            674
  Bank charges                                                     504
  Contributions                                                    120
  Interest expense                                              76,599
  Sales and use tax                                                 86
  Miscellaneous                                                    890
  Depreciation                                                   9,394
  Amortization intangibles                                         369
  Amortization loan origination costs                            1,400
  Parent payroll allocation                                      7,915
  Parent overhead allocation                                    92,482
                                                        ---------------
    Total other operating expenses                             221,318
                                                        ---------------

Total expenses                                                 577,017
                                                        ---------------
Income before taxes                                          2,209,255
                                                        ---------------

State income tax expense                                       185,098
Federal income tax expense                                     687,680
Income tax ITC amortization                                    (45,416)
                                                        ---------------
Net income                                                  $1,381,893
                                                        ===============


                    MOUNTAIN ENERGY, INC.
                      BALANCE SHEET
                    DECEMBER 31, 1995

ASSETS

Current assets
  Cash                                                         $67,613
  Accounts receivable                                          549,425
  GMP receivable                                               838,934
  Notes receivable                                             892,890
  Interest receivable-notes                                     11,722
  GMP receivable-ITC                                           454,156
  Prepaid state taxes                                            8,876
                                                        ---------------
    Total current assets                                     2,823,616
                                                        ---------------

Fixed assets
  Partnership interests                                     10,856,259
  Equity in earnings of subsidiaries                         4,022,060
  Partnership distributions                                 (3,879,254)
  Furniture and office equipment                                67,838
  Leasehold improvements                                        10,508
  Accumulated depreciation                                     (31,011)
  Notes receivable                                           4,966,112
  Interest receivable                                          539,719
                                                        ---------------
    Total fixed assets                                      16,552,231
                                                        ---------------

Other assets
  Prepaid AMT                                                2,131,093
  Software                                                         671
  Organization Costs                                            62,473
  Loan origination costs                                        15,000
  Accumulated amortization-intangibles                         (61,870)
  Accumulated amortization-loan origination costs               (1,400)
                                                        ---------------
    Total other assets                                       2,145,967
                                                        ---------------
Total assets                                               $21,521,814
                                                        ===============

                    MOUNTAIN ENERGY, INC.
                      BALANCE SHEET
                    DECEMBER 31, 1995

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  GMP payable                                                2,243,340
  Accounts payable                                               7,054
  Accrued interest payable- note                                40,391
  State income tax payable                                     155,143
  Federal income tax true-up                                      (164)
  Benefits payable                                              41,577
  Payroll taxes payable                                          5,102
                                                        ---------------
    Total current liabilities                                2,492,443
                                                        ---------------

Long-term liabilities
  Notes payable                                              1,916,667
  Deferred ITC                                                 201,797
  Deferred federal taxes                                     4,203,302
  Deferred state taxes                                          87,163
  Deferred compensation                                         (3,314)
                                                        ---------------
    Total long-term liabilities                              6,405,615
                                                        ---------------

      Total liabilities                                      8,898,058
                                                        ---------------

Shareholders' equity
  Common stock                                              10,742,497
  Retained earnings                                            499,366
  Net income                                                 1,381,893
                                                        ---------------
    Total shareholders' equity                              12,623,756
                                                        ---------------
Total liabilities and shareholders' equity                 $21,521,814
                                                        ===============